Exhibit 32.1

CERTIFICATION

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of MJ Holdings, Inc. (the “Company”) on Form 10-Q/A for the period ended March 31, 2021, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned officers of the Company, hereby certify, in their capacity as an executive officer of the Company, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 23, 2021	/s/ Roger Bloss
Roger Bloss
Interim Chief Executive Officer (Principal Executive Officer)

Dated: August 23, 2021	/s/ Bernard Moyle
Bernard Moyle
Interim Chief Financial Officer (Principal Financial Officer)